Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 2026

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2026, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,338,671 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrowers has more than one trust student loan.

2003-1

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$168,937,875
Aggregate Outstanding Principal Balance – Treasury Bill	$23,956,135
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.61%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$139,981,739
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	85.39%
Number of Borrowers	2,840
Average Outstanding Principal Balance Per Borrower	$57,725
Number of Loans	4,965
Average Outstanding Principal Balance Per Loan – Treasury Bill	$60,802
Average Outstanding Principal Balance Per Loan – One-Mo	$30,624
Weighted Average Remaining Term to Scheduled Maturity	221 months
Weighted Average Annual Interest Rate	7.41%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day Average SOFR Rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	2	550	*
5.01% to 5.50%	74	847,013	0.5
5.51% to 6.00%	461	10,353,789	6.3
6.01% to 6.50%	969	21,540,815	13.1
6.51% to 7.00%	1,457	38,128,332	23.3
7.01% to 7.50%	294	10,167,487	6.2
7.51% to 8.00%	670	29,168,477	17.8
8.01% to 8.50%	924	44,133,141	26.9
Equal to or greater than 8.51%	114	9,598,270	5.9
Total	4,965	$163,937,875	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	345	$841,636	0.5%
$5,000.00-$ 9,999.99	234	1,737,274	1.1
$10,000.00-$14,999.99	183	2,272,949	1.4
$15,000.00-$19,999.99	193	3,399,366	2.1
$20,000.00-$24,999.99	202	4,544,556	2.8
$25,000.00-$29,999.99	185	5,061,807	3.1
$30,000.00-$34,999.99	162	5,300,931	3.2
$35,000.00-$39,999.99	133	4,980,155	3.0
$40,000.00-$44,999.99	97	4,100,885	2.5
$45,000.00-$49,999.99	95	4,511,101	2.8
$50,000.00-$54,999.99	96	5,048,540	3.1
$55,000.00-$59,999.99	67	3,848,739	2.3
$60,000.00-$64,999.99	65	4,063,462	2.5
$65,000.00-$69,999.99	84	5,669,389	3.5
$70,000.00-$74,999.99	61	4,422,451	2.7
$75,000.00-$79,999.99	42	3,251,425	2.0
$80,000.00-$84,999.99	60	4,938,525	3.0
$85,000.00-$89,999.99	36	3,145,601	1.9
$90,000.00-$94,999.99	31	2,874,486	1.8
$95,000.00-$99,999.99	40	3,906,981	2.4
$100,000.00 and above	429	86,017,615	52.5
Total	2,840	$163,937,875	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	4,553	$144,707,243	88.3%
31-60 days	116	3,312,867	2.0
61-90 days	83	6,576,837	4.0
91-120 days	43	1,936,579	1.2
121-150 days	19	495,754	0.3
151-180 days	37	1,631,977	1.0
181-210 days	24	765,738	0.5
Greater than 210 days	90	4,510,879	2.8
Total	4,965	$163,937,875	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	35	$14,082	*
4 to 12	215	316,959	0.2%
13 to 24	270	832,903	0.5
25 to 36	247	1,323,168	0.8
37 to 48	217	2,230,805	1.4
49 to 60	264	3,195,313	1.9
61 to 72	375	4,664,520	2.8
73 to 84	340	5,216,649	3.2
85 to 96	227	4,431,319	2.7
97 to 108	155	3,759,047	2.3
109 to 120	196	4,918,179	3.0
121 to 132	230	6,733,704	4.1
133 to 144	217	8,123,255	5.0
145 to 156	137	5,276,374	3.2
157 to 168	131	5,494,770	3.4
169 to 180	109	4,102,678	2.5
181 to 192	97	4,272,883	2.6
193 to 204	83	3,227,876	2.0
205 to 216	86	3,858,520	2.4
217 to 228	63	2,528,948	1.5
229 to 240	82	3,602,892	2.2
241 to 252	65	3,917,812	2.4
253 to 264	52	2,219,699	1.4
265 to 276	60	3,624,812	2.2
277 to 288	55	3,444,230	2.1
289 to 300	192	17,893,310	10.9
301 to 312	721	49,917,552	30.4
313 to 324	10	1,200,238	0.7
325 to 336	6	958,517	0.6
337 to 348	2	140,238	0.1
349 to 360	3	641,889	0.4
361 and above	23	1,854,736	1.1
Total	4,965	$163,937,875	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	81	$3,991,114	2.4%
Forbearance	364	19,712,392	12.0
Repayment
First year in repayment	34	2,229,324	1.4
Second year in repayment	33	2,839,698	1.7
Third year in repayment	43	3,860,937	2.4
More than 3 years in repayment	4,410	131,304,409	80.1
Total	4,965	$163,937,875	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 157.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining

Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	21.7	-	236.9
Forbearance	-	11.4	246.4
Repayment	-	-	215.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $3,991,114 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $2,558,836 or approximately 64.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	73	$2,152,100	1.3%
Alaska	7	251,692	0.2
Arizona	101	3,627,246	2.2
Arkansas	87	1,999,907	1.2
California	579	21,108,611	12.9
Colorado	96	2,541,814	1.6
Connecticut	43	968,086	0.6
Delaware	15	425,640	0.3
District of Columbia	15	406,295	0.2
Florida	318	11,720,896	7.1
Georgia	176	7,653,756	4.7
Hawaii	13	337,251	0.2
Idaho	21	1,019,460	0.6
Illinois	240	7,493,616	4.6
Indiana	76	1,523,052	0.9
Iowa	28	878,412	0.5
Kansas	115	4,839,605	3.0
Kentucky	46	1,898,133	1.2
Louisiana	213	6,430,608	3.9
Maine	12	565,175	0.3
Maryland	96	3,621,796	2.2
Massachusetts	50	1,269,863	0.8
Michigan	169	6,342,247	3.9
Minnesota	93	2,023,924	1.2
Mississippi	72	2,078,529	1.3
Missouri	168	5,635,706	3.4
Montana	23	393,872	0.2
Nebraska	24	628,302	0.4
Nevada	57	1,547,088	0.9
New Hampshire	15	429,321	0.3
New Jersey	64	2,531,209	1.5
New Mexico	11	578,440	0.4
New York	159	6,384,435	3.9
North Carolina	94	3,760,137	2.3
North Dakota	1	32,178	*
Ohio	25	526,881	0.3
Oklahoma	139	3,796,013	2.3
Oregon	112	3,965,932	2.4
Pennsylvania	89	2,617,085	1.6
Rhode Island	7	252,996	0.2
South Carolina	49	1,788,805	1.1
South Dakota	6	146,778	0.1
Tennessee	127	3,181,005	1.9
Texas	576	16,643,288	10.2
Utah	22	886,583	0.5
Vermont	5	306,813	0.2
Virginia	91	3,479,817	2.1
Washington	160	5,734,227	3.5
West Virginia	14	285,542	0.2
Wisconsin	120	3,217,745	2.0
Wyoming	5	104,951	0.1
Other	48	1,921,055	1.2
Total	4,965	$163,937,875	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

2003-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	1,968	$55,250,105	33.7%
Other Repayment Options(1)	1,584	35,181,767	21.5
Income-driven Repayment(2)	1,413	73,506,003	44.8
Total	4,965	$163,937,875	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 41 loans with an aggregate outstanding principal balance of $1,912,651 currently in an interest-only period.  These interest-only loans represent approximately 1.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	2,499	$71,443,730	43.6%
Unsubsidized	2,466	92,494,145	56.4
Total	4,965	$163,937,875	100.0%

2003-1

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	11	$341,011	0.2%
October 1, 1993 through June 30, 2006	4,954	163,596,863	99.8
July 1, 2006 and later	0	0	0.0
Total	4,965	$163,937,875	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	255	$4,298,218	2.6%
College Assist	8	284,296	0.2
Educational Credit Management Corporation	561	16,516,641	10.1
Great Lakes Higher Education Corporation	2,527	89,836,858	54.8
Kentucky Higher Educ. Asst. Auth.	80	2,086,968	1.3
Michigan Guaranty Agency	103	3,056,824	1.9
Oklahoma Guaranteed Stud Loan Prog	157	3,888,392	2.4
Pennsylvania Higher Education Assistance Agency	537	18,980,133	11.6
Texas Guaranteed Student Loan Corp	737	24,989,546	15.2
Total	4,965	$163,937,875	100.0%

2003-1